Exhibit 32.2
CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Geoffrey Wait, the Principal Financial Officer of The Arena Group Holdings, Inc. (the “Company”), hereby certify, that, to my knowledge:
1.The Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2026	/s/ GEOFFREY WAIT
Geoffrey Wait
Principal Financial Officer